UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALL FUELS & ENERGY COMPANY.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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All Fuels & Energy Company

6165 N.W. 86th Street

Johnston, Iowa 50131

(515) 331-6509

September 27, 2011

To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of All Fuels & Energy Company to be held at the offices of 6165 N.W. 86th Street, Johnston, Iowa 50131, 5:00 P.M., Central Time, Friday, October 28, 2011.

Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy by mail or by fax to (801) 277 3147. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

Dean E. Sukowatey

President

All Fuels & Energy Company

6165 N.W. 86th Street

Johnston, Iowa 50131

(515) 331-6509

__________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Special Meeting of Shareholders of All Fuels & Energy Company will be held at the offices of 6165 N.W. 86th Street, Johnston, Iowa 50131, 5:00 P.M., Central Time, Friday, October 28, 2011, for the following purposes:

  to approve the proposal to change the Company’s name from All Fuels & Energy Company to “All Energy Corporation’

  to approve the proposal to effect a reverse stock split of the Company’s common stock at a 1-for-50 ratio, which does not adjust the total number of shares authorized; and

  to consider and act upon a proposal to approve the All Fuels & Energy company. 2011 Stock Incentive Plan.

These business items are described more fully in the Proxy Statement accompanying this Notice.

Only shareholders who owned our common stock at the close of business on September 26, 2011, can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible by mail to the address provided herein or by fax at (419) 730-6068. Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

Dean E. Sukowatey

President

Dated: September 27, 2011

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 28, 2011: This Proxy Statement is available at: www.allenergyco.com.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE BY MAIL OR BY FAX AT (419) 730-6068 SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

ALL FUELS & ENERGY COMPANY

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 28, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s board of directors (“Board of Directors”) for use at the Special Meeting of Shareholders to be held on October 28, 2011 at 5:00 P.M., Central Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of shareholders. The Special Meeting will be held at the offices of 6165 N.W. 86th Street, Johnston, Iowa 50131. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about September 28, 2011. The Board of Directors of All Fuels & Energy Company, a Delaware corporation, prepared this Proxy Statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. When you see the term “we,” “our,” the “Company,” it refers to All Fuels & Energy Company and its subsidiaries.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s president, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Special Meeting. Only shareholders of record at the close of business on September 26, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 89,894,654 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” the approval of the proposal to change the name to “All Energy Corporation”, “FOR” the proposal to effect a reverse split of the Company’s common stock at a ratio of 1 to 50, and “FOR” the proposal to approve the 2011 Stock Incentive Plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter, will be treated as present for purposes of determining a quorum.

Voting

Proposal 1. Approval of the proposal to change the Company’s name requires the affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 2. Approval of the proposal to effect a reverse split of the Company’s common stock at a ratio of 1-for-50 requires the affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 3. The approval of the 2011 Stock Incentive Plan requires affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Dissenter’s Rights

Neither Delaware law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with any of the matters contained in this proxy statement.

.

Shareholder Proposals

In order for shareholder proposals intended to be presented at the next meeting of shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Corporation at its principal executive offices a reasonable time before the Company prints its proxy materials for the meeting. In addition, if the Corporation does not receive notice of a shareholder proposal within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal. The Board of Directors has not determined when there will be another meeting of the shareholders.

PROPOSAL NUMBER 1 – APPROVAL TO CHANGE CORPORATE NAME TO “ALL ENERGY CORPORATION”

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s corporate name (the “Name Change”).

Our current Amended and Restated Articles of Incorporation states that the name of the Company is “All Fuels & Energy Company.” Under the proposed amendment, in order to effect the corporate name change, our Amended and Restated Articles of Incorporation would be amended to change our corporate name to “All Energy Corp.”

General

The Company would effect the Name change by filing with the Delaware Secretary of State an amendment to the Company’s Articles of Incorporation, as amended, which would occur only if a majority of the voting power vote in favor of the Name change,

Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is to convey more clearly a sense of our new business direction, which is to re-focus our business from the acquisition of an ethanol plant to the exploration, development, acquisition, and production of crude oil and natural gas within the United States.

Effect of Vote for the Name Change

A vote in favor of the Name Change proposal is a vote to approve the amendment to the Articles of Incorporation affecting the Name Change. In addition, we have agreed to assigning our President, Mr. Dean Sukowatey the name “All Fuel & Energy Company, upon the effectiveness of the Company changing its name to All Energy Corporation.

Effective Time

If the Name change proposal is approved, the Name Change will become effective upon the filing of the amendment to the Articles of Incorporation with the Secretary of State of Delaware

Effect of Not Obtaining the Required Vote for Approval

If the Name Change proposal fails to obtain the requisite vote for approval, the Name Change will not be consummated and the Company will continue to operate as All Fuels & Energy Company, which may negatively effect the Company’s ability to refocus the Company business to the exploration, development, acquisition and production of crude oil and natural gas within the United States.

Vote Required

Approving the Name change requires the vote of holders of a majority of the shares of common stock. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE TO “ALL ENERGY CORPORATION.”

PROPOSAL NUMBER 2 – APPROVAL TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO 1 FOR 50

General

Our Board of Directors has recommended that the Company implement a reverse splits of the Company’s common stock at a ratio 1-for-50 (the “Reverse Split”). The Reverse Split will be effective upon filing an amendment to the Company’s articles of Incorporation with the Secretary of State of the State of Delaware, which will only occur upon approval of an affirmative vote of the shareholders of the Company.

Neither the number of authorized shares of the Company nor the par value of the shares of our common stock will be changed in connection with the reverse split. The Board considered reducing the number of authorized shares of common stock, but determined that the availability of additional shares was necessary in order for the Company to consummate future financing transactions or business combinations including the (i) the convertible notes with an aggregate purchase price of $210,000 issued on or about September 26, 2011, which is convertible upon the effectiveness of this Reverse Split into 6,086,957 (post-split) shares of the Company’s common stock (the “Financing’); the Series A Warrants and Series B Warrants issued in connection with the Financing that are only exercisable upon the effectiveness of the Reverse Split into 2,000,000 (post-split) shares each, and (iii) 14,697,701 (post split) shares issuable pursuant to the Debt Conversion Agreement, entered into on or around September 26, 2011, in which Dean Sukowatey agreed to convert notes payable into shares of the Company’s common stock subject to the effectiveness of the Reverse Split. The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for corporate purposes.

Assuming the approval of the Reverse Split, Dean Sukowatey will acquire an additional 55% of the Company’s outstanding stock, assuming no new issuances other than the conversion of the notes and exercise of warrants issued in connection with the Financing.

The Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock. All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split. In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of Common Stock. In addition, the Reverse Split will not affect any holder of our Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable.

Reasons for the Reverse Split

The Company does not currently have any plans or arrangements to acquire any new specific business or company or to issue the additional shares of Company Common Stock authorized, other than in connection with the Financing and the Debt Conversion Agreement. The primary purpose for effecting a Reverse Split is to facilitate investment in the Company and to create more credibility for the Company by having fewer shares with a potentially higher trading share price. The Company also believes that effecting the Reverse Split will provide better flexibility in acquiring operating businesses and raising additional capital in the future. Among other things, the Reverse Split will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, and acquiring or investing in complementary businesses or products.

Our Board of Directors considered, among other things, that a sustained higher per share price of our Common Stock, which should result from the Reverse Split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company. Our Board of Directors has determined that investors who would otherwise be potential investors in our Common Stock would prefer to invest in shares that trade in a price range higher than the range in which our Common Stock currently trades. On September 1, 2011, the last bid price of our Common Stock on the Pink Sheets was $0.0015 per share. In theory, implementing the Reverse Split should cause the trading price of a share of our Common Stock after the Reverse Split to be increased. This, however, will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. Our Board of Directors believes that, to the extent that the price per share of our Common Stock remains at a higher per share price as a result of the Reverse Split, some of these concerns may be ameliorated. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our Common Stock.

The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Principal Effects of the Reverse Split

The Reverse Split will affect all holders of our Common Stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split, as described below. The par value of the Company’s Common Stock will not change as a result of the Reverse Split. The following table sets forth the approximate percentage reduction in the outstanding shares of Common Stock and the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Split.

	Percentage Reduction in Shares Outstanding	# Shares Authorized	# Shares Issued and Outstanding	# Shares Authorized and Unreserved and Unissued
Current	-	700,000,000	89,894,654	610,105,346
Reverse Split at a ratio of 1-for-50	98%	700,000,000	1,797,893	698,202,107

Shareholders should also recognize that once the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by fifty). While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied.

Once the Reverse Split is effected and should the per share price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

In addition, the Reverse Split will likely increase the number of shareholders who own “odd lots” (stockholdings in amounts of less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from a reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by any reverse split.

Finally, the number of authorized but unissued and unreserved shares of our Common Stock relative to the number of issued and reserved shares of our Common Stock will be increased. This increased number of authorized but unissued and unreserved shares of our Common Stock could be issued by the Board without further shareholder approval, which could result in dilution to the holders of our Common Stock.

The increased proportion of unissued and unreserved authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. However, the Reverse Split has not been authorized in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Company’s articles of incorporation do not currently contain provisions having an anti-takeover effect. Other than the Reverse Split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our articles of incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any reverse split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently quoted, and following the Reverse Split will continue to be quoted, on the Pink Sheets. However, our Common Stock will be traded under a new symbol, which we will request once the Reverse Split is complete. Note, however, that the CUSIP number for our Common Stock will also change in connection with the Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Accounting Matters

The Reverse Split will not affect total shareholders’ equity on our balance sheet. As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal one-twentieth of its present amount and the additional paid-in capital component will be increased by the amount by which the stated capital component is reduced. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

Tax Consequences

Each shareholder is urged to consult with such stockholder’s tax advisor with respect to any potential tax consequences of the reverse Split.

Procedure for Effecting the Reverse Split

The Reverse Split will become effective as of the date of filing the amendment to the Articles of Incorporation with the State of Delaware, with such date being referred to as the “effective time.” At the effective time, each lot of fifty shares of Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-split shares. However, a shareholder will not be entitled to receive any dividends or distributions payable after the reincorporation documents are effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Direct registration accounts and any new stock certificates that are issued after the Reverse Split becomes effective will give effect to the Reverse Split. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our Common Stock is quoted on the Pink Sheets under the symbol “AFSE.” In connection with the Reverse Split, our Common Stock will change its current CUSIP number. This new CUSIP number will appear on any new certificates representing post-split shares of our Common Stock.

The Board of Directors has approved and recommends to the shareholders a proposal to approve the Reverse Split.

Vote Required

Approving the proposal to effect a reverse split at a ratio 10 for 50 requires the vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Effect of Not Obtaining the Required Vote for Approval

If the Reverse Split is not approved, the Company’s availability to raise additional funds may be limited, including in connection with Financing and the Debt Conversion Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF 1 FOR 50.

PROPOSAL NUMBER 3 – TO APPROVE THE 2011 STOCK INCENTIVE PLAN

Proposal

On August 12, 2011, the Board of Directors approved the adoption of the All Fuels & Energy Company 2011 Stock Incentive Plan (the “2011 Plan”) subject to approval by the stockholders of the Company. The principal features of the 2011 Plan are described below; provided, however, that the following summary is qualified in its entirety by reference to the text of the 2011 Plan, which is attached to this Proxy Statement as Exhibit A.

Reason for the Proposal

We intend to use a combination of restricted stock, stock options and other stock-based compensation to reward long-term performance, encourage the achievement of superior results over time, align executive and stockholder interests, and retain executive management. The Board of Directors believes that by providing employees, consultants, and directors with an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the growth of the Company, the 2011 Plan will give such individuals a stronger incentive to work for the continued success of the Company. The Board also believes that the 2011 Plan is critical for the Company in attracting and retaining outside personnel, without which we will not be competitive in the employment environment today.

General

The 2011 Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not constitute incentive stock options (“nonqualified stock options”)), restricted stock awards, performance awards, incentive awards, and bonus stock awards (see “Types of Awards” below).

Eligibility

Our directors and all employees and consultants of the Company and its affiliates are eligible to participate in the 2011 Plan and to receive awards under the plan. However, incentive stock options may be granted only to individuals who are employees of the Company and its subsidiary corporations at the time of the grant. The selection of those employees, consultants and directors, from among those eligible, who will receive awards is within the discretion of the administrator of the 2011 Plan.

Shares of Common Stock Available for Incentive Awards

The 2011 Plan covers an aggregate of 2,000,000 (post-Reverse Split) shares of Common Stock (subject to certain adjustments in the event of a reorganization, stock split, recapitalization, other change in our capital structure and certain other events (“adjustments”)). No more than 1,000,000 shares of Common Stock, subject to adjustments, may be issued pursuant to awards granted under the 2011 Plan to any one individual in any calendar year. The maximum aggregate cash payout with respect to performance awards granted to any one individual during a calendar year is $5,000,000.

Administration

The 2011 Plan is administered by the Compensation Committee or if there is no Compensation Committee by the entire board of directors. The Compensation Committee has the power to determine those employees, consultants and/or outside directors who will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award.

The Compensation Committee may from time to time, in its sole discretion, delegate to the Company’s chief executive officer the administration of the 2011 Plan, including the right to grant awards, insofar as such administration and power to grant awards relates to any person who is not subject to Section 16 of the Exchange Act. Such delegation may be effective only so long as the chief executive officer is a member of our Board of Directors, and the Compensation Committee may revoke the delegation at any time. The Compensation Committee, in its sole discretion, may place any conditions and restrictions on the powers delegated to the chief executive officer. In the event of a conflict in a determination or interpretation under the 2011 Plan as between the Compensation Committee and our chief executive officer, the determination or interpretation of the Compensation Committee will be conclusive.

Types of Awards

Stock Options

The 2011 Plan provides for two types of options: incentive stock options and nonqualified stock options. The Committee will designate the terms and conditions of each option granted under the 2011 Plan. The exercise price with respect to each stock option is determined by the Committee; provided, however, that, subject to certain adjustments, the exercise price per share will not be less than fair market value per share of Common Stock on the date the stock option is granted. The term of each stock option will be fixed by the Committee, such term being limited to ten years from the date of grant. Notwithstanding the above, if an incentive stock option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years from the date of grant, and the exercise price will be at least 110% of the fair market value of the shares on the date that the option is granted. The Committee will determine the time at which the stock option may be exercised, which may be based on a required period of continuous employment or other service with the Company and/or achievement of performance objectives. To the extent the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be nonqualified stock options. The Committee may impose restrictions on share transferability on any grant of stock options or on any shares acquired pursuant to the exercise of a stock option as it may deem advisable. The exercise price of options granted under the 2011 Plan will be paid in full in a manner prescribed by the Committee.

Restricted Stock

Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the grantee at the time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Committee; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on the following: (a) the attainment of one or more performance measures established by the Committee; (b) the participant’s continued employment or continued service as a consultant or director with the Company and its affiliates for a specified period; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) a combination of any of these factors. The performance measures may be made subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon future performance of the Company or any affiliate, division or department thereof.

If the forfeiture restrictions applicable to a restricted stock award are based on the participant’s continued employment or service, then, unless such award is issued in lieu of all or a portion of the cash compensation payable to the participant under any compensation program, the forfeiture restrictions shall not lapse in full prior to three years from the date of grant, except in the event of a Change in Control (as defined in the 2011 Plan) or at the discretion of the Committee in the event of the participant’s retirement, disability, death or other termination of employment. Each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to the participant in consideration of the performance of services as an employee, consultant or director, entitling the grantee to all voting and other ownership rights in such shares. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition and forfeiture obligations lapse. Participants are entitled to receive dividends paid on a share of Common Stock subject to the restricted stock award.

Performance Awards

The Committee is authorized to grant performance awards to selected participants, which may be paid in cash, Common Stock or a combination of the two, at the discretion of the Committee. At the time of grant, the Committee will establish the maximum number of shares of Common Stock subject to, or the maximum value of, each performance award and the performance period over which the performance applicable to the award will be measured. The receipt of cash or shares of Common Stock pursuant to a performance award will be contingent upon satisfaction by the Company, or any affiliate, division or department thereof, of performance targets established by the Committee at or near the beginning of the performance period. The performance targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices. The Committee may establish performance targets applicable to performance awards based upon (1) the price of a share of Common Stock, (2) the Company’s earnings per share, (3) the Company’s market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company’s sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow or return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on capital, assets, or stockholders’ equity achieved by the Company, (12) the total stockholders’ return achieved by the Company, or (13) a combination of any of the foregoing. Dividend equivalents paid on a share of Common Stock subject to the performance award will not be paid prior to the achievement of the performance measures. All other terms of the award will be established by the Committee.

Incentive Awards

Incentive awards are rights to receive shares of Common Stock (or the fair market value thereof), or rights to receive an amount equal to any appreciation or increase in the fair market value of Common Stock over a specified period of time. Such awards vest over a period of time established by the Committee, without satisfaction of any performance criteria or objectives; provided, however, that, unless the award is issued in lieu of all or a portion of the cash compensation payable to the participant under any compensation program, the incentive award shall not be 100% vested prior to three years from the date of grant, except in the event of a Change in Control or at the discretion of the Committee in the event of the participant’s retirement, disability, death or other termination of employment. Payment of an incentive award may be made in cash, Common Stock, or a combination thereof as determined by the Committee.

Bonus Stock Awards

The Committee is authorized to grant a bonus stock award to a participant in the 2011 Plan. A bonus stock award is a transfer of unrestricted shares of Common Stock that need not be subject to performance criteria or objectives or to forfeiture. The purchase price, if any, for shares issued in connection with a bonus stock award will be determined by the Committee in its sole discretion.

Change in Control

The 2011 Plan provides that, upon a Change in Control (as such term is defined in the 2011 Plan), all outstanding awards granted become fully vested, any restrictions with respect to such awards lapse and any performance goals with respect to such awards are deemed to have been met in full.

Amendment

Without stockholder or participant approval, the Board of Directors may amend, alter, or terminate the 2011 Plan, except that any amendment or alteration to the 2011 Plan may not impair the rights of a participant with respect to an award previously granted without the consent of the participant and any amendment or alteration shall be subject to the approval of the Company’s stockholders not later than the next annual meeting if the amendment would increase the maximum aggregate number of shares that may be issued under the 2011 Plan, increase the maximum number of shares that may be issued under the 2011 Plan through Incentive Stock Options, change the class of individuals eligible to receive awards under the 2011 Plan, or amend or delete the provisions regarding restrictions on re-pricing of options.

Transferability of Awards

Awards will not be transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or with the consent of the Committee. Notwithstanding any provision to the contrary, Incentive Options will not be transferable other than by will or the laws of descent and distribution.

Effective Date and Term of the 2011 Plan

The 2011 Plan was adopted by our Board of Directors on June 14, 2011, subject to the approval of our stockholders at the Annual Meeting. The 2011 Plan will become effective on October 25, 2011 (the “Effective Date”), provided that the adoption of the Plan is approved by the stockholders on such date. No award will be granted under the 2011 Plan after ten years from the Effective Date. The Board of Directors may terminate the 2011 Plan at any time without prejudice to the holders of any then outstanding awards.

U.S. Federal income Tax Consequences

Currently, we do not anticipate that we will generate future U.S. taxable income in order to allow us to utilize any of the tax deductions discussed in the following sections.

Incentive Stock Options

Options that constitute incentive stock options within the meaning of Section 422(b) of the Code are subject to special federal income tax treatment. A recipient of an incentive stock option will not realize taxable income at the time of the grant or exercise of such option, and the Company will not be entitled to a deduction at either such time, if the employee makes no disposition of shares acquired pursuant to such incentive stock option (a) within two years after the option was granted or (b) within one year after exercising such option (collectively, the “Holding Periods”). However, the recipient must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income for the year in which such exercise occurs. If the recipient exercises an incentive stock option and disposes of the stock in the same year and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. Upon disposition of the shares of Common Stock received upon exercise of an incentive stock option after the Holding Periods, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. Under such circumstances, however, the Company will not be entitled to any deduction for federal income tax purposes.

If a recipient disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the Holding Periods, the disposition would be treated as a disqualifying disposition. The employee will be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale, if less) over the exercise price and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as a short-term or long-term capital gain, depending on the holding period of the shares of Common Stock. In the event of a disqualifying disposition, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as taxable compensation is treated as received by the recipient. However, the Company will not be entitled to any deduction in connection with any loss to the employee or a portion of any gain that is taxable to the recipient as short-term or long-term capital gain.

Nonqualified Stock Options

Nonqualified stock options (options that are not incentive stock options within the meaning of Section 422(b) of the Code) will not qualify for special federal income tax treatment. As a general rule, no federal income tax is imposed on the recipient upon the grant of a nonqualified stock option and we are not entitled to a tax deduction by reason of such grant. Generally, upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. Ordinary income realized upon the exercise of a nonqualified stock option is not included in alternative minimum taxable income. Upon the exercise of a nonqualified stock option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the recipient assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a nonqualified stock option are transferred to the recipient subject to certain restrictions, then the taxable income realized by the recipient, unless the recipient elects otherwise, and the Company’s tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a nonqualified stock option.

Restricted Stock Awards

The recipient of a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common stock at such time over the amount, if any, paid for the shares and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the restricted stock award and is irrevocable.

Performance Awards and Incentive Awards

An individual who has been granted a performance award or an incentive award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a performance award or incentive award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the performance award or the incentive award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a performance award or an incentive award prior to the actual issuance of shares under the award will be compensation income to the recipient and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company.

Bonus Stock Awards

When a bonus stock award is granted, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the excess of (a) the fair market value of the shares of Common Stock subject to the award either at the time the award is made or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions, over (b) the amount, if any, paid for the shares.

Tax Consequences to the Company

In order for the amounts described above to be deductible, such amounts must constitute reasonable compensation for services rendered and must be ordinary and necessary business expenses.

Our ability (or the ability of the Company’s subsidiaries, as applicable) to obtain a deduction for future payments under the 2011 Plan could be limited by the golden parachute rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability (or the ability of one of the Company’s subsidiaries, as applicable) to obtain a deduction for amounts paid under the 2011 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest-paid officers (other than the principal financial officer). However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company’s ability to deduct compensation income generated in connection with the exercise of stock options granted by the Committee under the 2011 Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that the compensation income generated in connection with performance awards granted by the Committee under the 2011 Plan should not be limited by Section 162(m) of the Code. The 2011 Plan has been designed to provide flexibility with respect to whether restricted stock awards granted by the Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a restricted stock award is based solely upon the satisfaction of one of the performance criteria set forth in the 2011 Plan, then the Company believes that the compensation expense deduction relating to such an award will not be limited by Section 162(m) of the Code if the restricted stock award becomes vested. However, compensation expense deductions relating to restricted stock awards granted by the Committee will be subject to the Section 162(m) deduction limitation if the restricted stock become vested based upon any other criteria set forth in such award (such as the occurrence of a Change in Control or vesting based upon service with the Company). Compensation income generated in connection with incentive awards and bonus stock awards granted under the 2011 Plan will be subject to the Section 162(m) deduction limitation.

The comments set forth in the above paragraphs are only a summary of certain of the U.S. federal income tax consequences relating to the 2011 Plan. No consideration has been given to the effects of state, local or other tax laws on the 2011 Plan or award recipients. Currently we do not anticipate we will generate future U.S. taxable income in order to allow us to utilize any of the tax deductions discussed.

Participation in the 2011 Plan

The grant of awards under the 2011 Plan to employees, consultants and directors, including any named executive officer, is subject to the discretion of the administrator of the 2011 Plan. As of the date of this proxy statement, there has been no determination with respect to future awards under the 2011 Plan and, accordingly, future awards are not determinable.

Board of Directors Recommendation

The Board of Directors believes strongly that the approval of the 2011 Plan is essential to the Company’s continued success. The company’s employees are one of our most valuable assets. Equity-based awards such as those provided under the 2011 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve the adoption of the 2011 Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE 2011 STOCK INCENTIVE PLAN.

Executive Compensation

The following table sets forth certain compensation information for: (i) each person who served as the chief executive officer of ALL Fuels & Energy Company at any time during the years ended December 31, 2010 and 2009, regardless of compensation level, and (ii) each of our other executive officers, other than the chief executive officer, serving as an executive officer at any time during 2010 and 2009. The foregoing persons are collectively referred to herein as the “named executive officers”. Compensation information is shown for the years ended December 31, 2010 and 2009.

Name and Principal Position	Year	Salary And Consulting Payments ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Dean E. Sukowatey	2010	240,000(1)	--	--	--	240,000(1)
President and Acting Chief Financial Officer	2009	240,000(2)				240,000(2)
James R. Broghammer	2010	--	--	--	--	--
Chief Operating Officer	2009	--	--	--	--	--

(1) $240,000 of Mr. Sukowatey’s salary was accrued and unpaid and is subject to the Debt Conversion Agreement

(2) $120,000 of Mr. Sukowatey’s salary was accrued and unpaid which is subject to the Debt conversion Agreement.

Outstanding Equity Awards at Fiscal Year-End Table

No options have been issued to our executive officers during fiscal year 2010.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

On or about September 26, 2011, we entered into an Amended and Restated Employment Agreement with our president, Dean E. Sukowatey. Pursuant to the Amended Employment Agreement, the Company agrees to pay Sukowatey up to $240,000 per year as follows: beginning at $12,500 per month for 4 months, $15,000 per month from month 5 until the Company closes on a debt or equity financing of at least $1,000,000, and $20,000 per month thereafter. Sukowatey’s compensation is no longer connected to the acquisition of an ethanol plant.

The Amended Employment Agreement further acknowledges that Sukowatey on his own time and money, and for his own benefit, intends to continue to pursue the acquisition of an ethanol plant. In connection therewith, in consideration for the release and cancellation of $1,000 of accounts payable owed to Sukowatey by the Company, the Company agreed to assign the name “All Fuels & Energy” to Sukowatey upon the Company effecting a name change.

On August 16, 2011, the Company entered the Debt Conversion Agreement with respect to $534,650 of the outstanding accrued salary of Mr. Sukowatey. Pursuant to the Debt Conversion Agreement, Sukowatey agreed to convert the $534,650 accounts payable into shares of the Company’s common stock at a conversion price of $0.00069 per share (subject to adjustment), upon the Company effecting the 1 for 50 reverse split. On September 26, 2011, the Debt Conversion Agreement was amended to convert up to 20,000,000 shares of the Company’s common stock prior to the Company effecting a 1 for 50 reverse split. On August19, 2011, pursuant to the Debt Conversion Agreement, as amended, Sukowatey converted $13,800 of the accrued and unpaid salary into 20,000,000 shares of the Company’s common stock.

In connection with the issuance of securities pursuant to the Debt Conversion Agreement, Sukowatey entered into a lock-up agreement. Pursuant to the Lock-Up Agreement Sukowatey agreed not to sell, pledge, hypothecate, transfer, assign, or in any manner dispose of the stock issued pursuant to the Debt Conversion Agreement for a period of 9 months.

We have no compensatory plan or arrangement that results or will result from the resignation, retirement or any other termination of an executive officer's employment or from a change in control or a change in an executive officer's responsibilities following a change in control.

Director Compensation

The following table sets forth the compensation paid to our directors for our fiscal years ended December 31, 2010 and 2009.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dean E. Sukowatey	---	---	---	---	---	---	---

James R. Broghammer	---	---	---	---	---	---	---

Brad Knaack	---	2,000(1)	---	---	---	---	2,000(1)

(1)     Mr. Knaack was issued 50,000 shares on March 18, 2010.

SIGNIFICANT STOCKHOLDERS

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. For purposes of beneficial ownership calculations herein, it is assumed that Reverse Split will be effected and the convertible notes, Series A Warrants and the Series B Warrants issued in connection with the Financing and the Debt Conversion Agreement will be exercisable within 60 days from September 27, 2011. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Owned	Percentage of Class
Beneficial Owners of more than 5%
Joseph R. Lee	200,542 (2)	9.99%
Lee Bear I, LLC (3)	200,542 (4)	9.99%
Lazy Bear, LLC (5)	200,542 (6)	9.99%
Jinsun, LLC (7)	200,542 (8)	9.99%
Equity Highrise (9)	200,542 (10)	9.99%
Acadia (11)	95,079 (12)	4.99%
Sun Bear, LLC(13)	164,396	9.10%
Loras Wolfe	114,000	6.31%
Officers and Directors
Dean E. Sukowatey	15,814,012 (14)	93.55%
James R. Broghammer	53,989	2.90%
Brad Knaack	12,848	*
All directors and executive officers as a group (3 persons) **	15,880,849	95.59%

_________

* Less than 1%

(1) Unless otherwise indicated, the mailing address of the beneficial owner is c/o All Fuels & Energy, Company, 6165 N.W. 86th Street, Johnston, Iowa 50131.

(2) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Financing, but excludes an aggregate of 870,216 shares for the Company’s common stock underlying derivative securities because Joseph R. Lee is contractually prohibited from exercising/converting such derivative securities to the extent that he would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 315,400 shares of the Company’s common stock underlying the convertible notes issued in the Financing, 169,524 shares of the Company’s common stock underlying the Series A Warrants, 169,524 shares of the Company’s common stock underlying the Series B Warrants, and 215,768 shares of the Company’s common stock underlying a prior convertible note assigned to Mr. Lee pursuant to the Financing (includes a 4.99% restriction on conversion)..

(3) Lee Bear I, LLC is a dual member, Florida based LLC. Members are Joseph R. Lee and Lazy Bear, LLC. Lazy Bear, LLC acts as the member manager and is also a Florida based LLC. The physical address is 402 Appel Routh Ste 1C Key West FL 33040. The alternative mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254.

(4) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Financing, but excludes an aggregate of 4,190,891 shares for the Company’s common stock underlying derivative securities because Lee Bear I, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 2,037,139 shares of the Company’s common stock underlying the convertible notes issued in the Financing, 735,238 shares of the Company’s common stock underlying the Series A Warrants, 735,238 shares of the Company’s common stock underlying the Series B Warrants, and 638,275 shares of the Company’s common stock underlying a prior convertible note assigned to Lee Bear I, LLC pursuant to the Financing (includes a 4.99% restriction on conversion).

(5) Lazy Bear, LLC is a Florida based LLC with Oso Capital, LLC as its sole member. Oso Capital, LLC is Texas based, the member manager, and wholly owned by Scott B. Gann. The physical address is 402 Appel Routh Ste 1C Key West FL 33040. The alternative mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254.

(6) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Financing, but excludes an aggregate of 729,325 shares for the Company’s common stock underlying derivative securities because Lazy Bear, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 89,913 shares of the Company’s common stock underlying the convertible notes issued in the Financing, 95,238 shares of the Company’s common stock underlying the Series A Warrants, 95,238 shares of the Company’s common stock underlying the Series B Warrants, and 449,536 shares of the Company’s common stock underlying a prior convertible note assigned to Lazy Bear, LLC pursuant to the Financing (includes a 4.99% restriction on conversion).

(7) Kevan Casey has voting control and investment discretion over securities held by Jinsun, LLC. The mailing address of the beneficial owner 2710 Thomes Avenue, Cheyenne, WY 82001

(8) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Financing, but excludes an aggregate of 4,035,980 shares for the Company’s common stock underlying derivative securities because Jinsun, LLC is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 2,355,980 shares of the Company’s common stock underlying the convertible notes issued in the Financing, 840,000 shares of the Company’s common stock underlying the Series A Warrants and 840,000 shares of the Company’s common stock underlying the Series B Warrants.

(9) Jonathan Friedlander has voting control and investment discretion over securities held by Equity Highrise. The mailing address of the beneficial owner 5348 Vegas Drive, #761, Las Vegas, Nevada 89108.

(10) Consists of 200,542 shares of common stock underlying the convertible note issued in connection with the Financing, but excludes an aggregate of 822,183 shares for the Company’s common stock underlying derivative securities because Equity Highrise is contractually prohibited from exercising/converting such derivative securities to the extent that it would beneficially own in excess of 9.999% of the total number of issued and outstanding shares of common stock after such exercise, which includes an additional 286,415 shares of the Company’s common stock underlying the convertible notes issued in the Financing, 160,000 shares of the Company’s common stock underlying the Series A Warrants, 160,000 shares of the Company’s common stock underlying the Series B Warrants, and 215,768 shares of the Company’s common stock underlying a prior convertible note assigned to Equity Highrise pursuant to the Financing (includes a 4.99% restriction on conversion).

(11) Michael C. Goldberg has voting control and investment discretion over securities held by Acadia. The mailing address of the beneficial owner Victoria Hall, Hamilton, Bermuda HM11.

(12) Consists of 95,079 shares of common stock underlying a prior convertible note assigned to Acadia pursuant to the Financing, but excludes an aggregate of 1,037,704 shares for the Company’s common stock underlying such note because Acadia is contractually prohibited from converting to the extent that it would beneficially own in excess of 4.999% of the total number of issued and outstanding shares of common stock after such exercise,.

(13) Sun Bear, LLC is Texas based LLC with Scott B. Gann as its sole member. The mailing address is 5220 Spring Valley Ste 195 Dallas TX 75254

(14) Consists of 15,097,701 shares underlying the Debt Conversion Agreement.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 700,000,000 shares of common stock, par value $0.01. As of September 26, 2011, there were 89,894,654 shares of common stock outstanding. Holders of our common stock are entitled to one vote per share on all matters to be voted upon by the shareholders. Our Delaware bylaws state that the election of directors requires a plurality of votes cast by our shareholders. All other actions by our shareholders require a majority of votes cast. Upon the liquidation, dissolution, or winding up of our company, the holders of common stock are entitled to share ratably in all of our assets which are legally available for distribution after payment of all debts and other liabilities and liquidation preference of any outstanding common stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are validly issued, fully paid and non-assessable. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which we may designate and issue in the future without further shareholder approval.

The transfer agent of our common stock is American Registrar & Transfer Co., 342 East 900 South, Salt Lake City, UT 84111.

Preferred Stock

We are authorized to issue up to 50,000,000 shares of preferred stock, par value $0.01. As of September 26, 2011, no shares of preferred stock are issued and outstanding. The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware. We do not have any present plans to issue any shares of preferred stock.

OTHER MATTERS

The Board knows of no other business to come before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

Record Date

Our Board of Directors has fixed the close of business on September 26, 2011, as the record date for the determination of shareholders who are entitled to receive this information statement. There were 89,894,654 shares of our common stock issued and outstanding on the Record Date.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters. You may read and copy any document that we file at the public reference facilities of the SEC in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available on the SEC’s website at www.sec.gov.

By Order of the Board of Directors

Dean E. Sukowatey

President

September 27, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY BY MAIL OR BY FAX AT (419) 730-6068. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

FORM OF PROXY

ALL FUELS & ENERGY COMPANY

SPECIAL MEETING OF SHAREHOLDERS

October 28, 2011

ALL FUELS & ENERGY COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of All Fuels & Energy Company (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints Dean Sukowatey with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 5:00 P.M., Central Time, Tuesday, October 28, 2011, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL TO CHANGE THE COMPANY’S NAME TO “ALL ENERGY CORPORATION”, “FOR” THE PROPOSAL TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF 1-FOR-50, AND “FOR” THE 2011 STOCK INCENTIVE PLANE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders

to be held on October 28, 2011:

This Proxy Statement is available at: www.allenergyco.com

There are two ways to vote your Proxy – By Mail or by Fax

Mark, sign and date your proxy card and return it by mail in the enclosed postage paid envelope: Interwest Transfer, 1981 Murray Holiday RD, Ste 100, P.O. Box 17136, Salt Lake City, UT 84117 or fax it to: (801) 277 3147.

COMPANY #

If you vote by fax, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

PROPOSAL 1 – Name Change:

To approve the proposal to change the Company’s name from All Fuels & Energy Company to All Energy Corporation..	☐	FOR	☐	AGAINST	☐	ABSTAIN

PROPOSAL 2 – Reverse Split:

To approve the proposal to effect a reverse split of the Company’s common stock at a ratio of 1-for-50	☐	FOR	☐	AGAINST	☐	ABSTAIN

PROPOSAL 3 – Stock Incentive Plan:

To approve the 2011 Stock Incentive Plan..	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

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Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.